UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: November 14, 2002
(Date of earliest event reported)

LTC PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

300 Esplanade Drive, Suite 1860
Oxnard, California 93030
(Address of principal executive offices)

(805) 981-8655
(Registrant’s telephone number, including area code)

Item 9. — Regulation FD Disclosure

On November 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided the certifications attached as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

The attached certificates are being furnished solely to accompany the Form 10-Q of the Registrant pursuant to 18 U.S.C. Section 1350, and are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A copy of each of these statements is attached hereto as Exhibits 99.1 & 99.2.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson Vice Chairman and Chief Financial Officer

Dated: November 14, 2002

EXHIBIT INDEX

Exhibit 99.1    Certificate of Principal Executive Officer dated November 14, 2002
Exhibit 99.2    Certificate of Principal Financial Officer dated November 14, 2002